SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[  ]    Definitive Proxy Statement
[X ]     Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             CASH TRUST SERIES, INC.

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                                      CASH TRUST SERIES, INC.

                                       Government Cash Series
                                       Municipal Cash Series

                                         Prime Cash Series
                                        Treasury Cash Series

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

        Cash Trust Series, Inc. will hold an annual meeting of shareholders on June 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

   Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. Your investment professional (broker, financial planner, etc.) may use one of the funds as a temporary investment. As a shareholder, you have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Directors, ratification of independent auditors, and changes to the Funds' fundamental investment policies. The Board also recommends amendments to the Articles of Incorporation.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

The Funds are devoted to serving the needs of their shareholders, and the Board is responsible for managing the Company's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Company, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

   The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Funds and their investors.



The Board of Directors approved the selection of Deloitte & Touche LLP, long-time auditors of the Company, for the current fiscal year and believes that the continued employment of this firm is in the Company's best interests.

   WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o eliminate fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Funds and their shareholders. The Board believes that the proposed changes will be applied responsibly by the Funds' investment adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Company's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

   WHY IS THE BOARD RECOMMENDING AMENDMENTS TO THE ARTICLES OF INCORPORATION?

The Articles organizing the Company were prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Articles of Incorporation that permits the Fund to benefit from these developments.

HOW DO I VOTE MY SHARES?

You may vote in person at the annual meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Company time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400. After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.



                             CASH TRUST SERIES, INC.

                             GOVERNMENT CASH SERIES

                              MUNICIPAL CASH SERIES

                                PRIME CASH SERIES

                              TREASURY CASH SERIES

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 30, 1999

                  An annual meeting of the shareholders of Government Cash Series, Municipal Cash Series, Prime Cash Series, and Treasury Cash Series (individually referred to as the "Fund" and collectively referred to as the "Funds"), portfolios of Cash Trust Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 30, 1999 to consider proposals:

                  (1) To elect three Directors.

                  (2) To ratify the selection of the Company's independent auditors.

                  (3) To make changes to the Funds' fundamental investment policies:

                         (a) To amend the Funds' fundamental investment policies regarding diversification (Government Cash Series and Treasury Cash Series
ONLY);

     (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

     (c)  To  amend  the  Funds'  fundamental   investment   policies  regarding
investments in real estate (Government Cash Series, Municipal Cash Series and Prime Cash Series ONLY);

        (d) To amend the Funds' fundamental investment policies regarding investments in commodities;

     (e)  To  amend  the  Funds'  fundamental   investment   policies  regarding
underwriting securities;

     (f) To amend the Funds' fundamental investment policies regarding lending by the Funds;

     (g)  To  amend  the  Funds'  fundamental   investment   policies  regarding
concentration of the Funds' investments in the securities of companies in the same industry;

        (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin;

     (i)  To  amend,  and  to  make  non-fundamental,   the  Funds'  fundamental
investment policies regarding pledging assets; and

                      (j) To make non-fundamental the Fund's fundamental investment policies on investing in restricted securities (Treasury Cash Series
ONLY).

     (4) To eliminate the Funds' fundamental investment policies on selling securities short.

     (5) To approve amendments to the Company's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed April 15, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                            By Order of the Board of Directors,

                                            John W. McGonigle
                                            Secretary

April 29, 1999

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

   ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING.........................4

ELECTION OF THREE DIRECTORS....................................................5

ABOUT THE ELECTION OF DIRECTORS................................................5

DIRECTORS STANDING FOR ELECTION................................................5

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS..........................6

APPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT

    POLICIES...................................................................6

APPROVAL OF THE ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT
    POLICIES ON SELLING SECURITIES SHORT......................................15

APPROVAL OF AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION.............15

INFORMATION ABOUT THE COMPANY.................................................16

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING..............................16

SHARE OWNERSHIP OF THE DIRECTORS..............................................17

DIRECTOR COMPENSATION.........................................................17

OFFICERS OF THE COMPANY.......................................................19

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..............20

                                   DEFINITIVE

                                 PROXY STATEMENT

                             CASH TRUST SERIES, INC.

                             GOVERNMENT CASH SERIES

                              MUNICIPAL CASH SERIES

                                PRIME CASH SERIES

                              TREASURY CASH SERIES

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING

           The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"). The proxies will be voted at the annual meeting of shareholders of the Company to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such annual meeting and any adjournment or postponement thereof are referred to as the "Annual Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Company. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Company or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Company may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

           The Board has reviewed the proposed changes recommended in the investment policies of the Funds, and the proposed amendments to the Company's Articles of Incorporation, and has approved them, subject to shareholder approval. The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 29, 1999, to shareholders of record at the close of business on April 15, 1999 (the "Record Date"). On the Record Date, the Funds had outstanding the following number of shares of common stock:

               Government Cash Series       569,449,188.59 shares
               Municipal Cash Series        447,535,555.77 shares
               Prime Cash Series         4,697,776,987.57 shares
               Treasury Cash Series         992,887,496.19 shares

        The Fund's Annual Reports, which include audited financial statements for each Fund for the fiscal year ended May 31, 1998, were previously mailed to shareholders. Requests for a semi-annual report for each Fund, which contains unaudited financial statements for the period ended November 30, 1998, may be made by writing to the Company's principal executive offices. The Company's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Company's toll-free telephone number is 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF THREE DIRECTORS

        The persons named as proxies intend to vote in favor of the election of John F. Cunningham, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. Each of the Nominees is presently serving as a Director, and each Nominee was appointed a director on January 1, 1999. Please see "ABOUT THE ELECTION OF DIRECTORS" below for current information about the Nominees.

        All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Funds at the Annual Meeting. The three individuals receiving the greatest number of votes at the Annual Meeting will be deemed to be elected Directors.

           If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Company. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION

                      TO THE BOARD OF DIRECTORS OF THE FUND

ABOUT THE ELECTION OF DIRECTORS

        When elected, the Directors will hold office during the lifetime of the Company except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Company. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

        Set forth below is a listing of Directors standing for election, along with their addresses, birthdates, present positions with the Company, if applicable, and principal occupations during the past five years:

DIRECTORS STANDING FOR ELECTION

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

        Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

           The 1940 Act requires that the Company's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Directors of the Company, including a majority of its members who are not "interested persons" of the Company, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on August 18, 1998.

        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Company or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Company's best interests.

        Representatives of the Auditors are not expected to be present at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

                        APPROVAL OF CHANGES TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #3(A) TO #3(J) AND #4

           The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

        After the Company was formed in 1993, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

        The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.


                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES

                              -------------------------------     --------------------------------
Who must approve changes in   Board of Directors and              Board of Directors
the policies?                 shareholders

How quickly can a change in   Fairly slowly, since a vote         Fairly quickly, because the
the policies be made?         of shareholders is required         change can be accomplished by

                                                                  action of the Board of

                                                                  Directors

What is the relative cost     Costly to change because a          Less costly to change because
to change a policy?           shareholder vote requires           a change can be accomplished

                              holding a meeting of                by action of the Board of

                              shareholders                        Directors

        The recommended changes are specified below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each Proposal for each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF DIRECTORS OF THE COMPANY DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN THE FUNDS. NOR DOES THE BOARD OF DIRECTORS ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE MANAGED.

        The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

             PROPOSAL #3(A): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                       POLICIES REGARDING DIVERSIFICATION

THIS PROPOSAL PERTAINS TO GOVERNMENT CASH SERIES AND TREASURY CASH SERIES ONLY.

        Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

        The Funds' present policies regarding diversification state:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer."

        The Funds operate in compliance with 1940 Act Rule 2a-7, which was adopted by the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") to govern the operations of money market funds. Rule 2a-7 provides specific diversification requirements for money market funds, and these requirements are more restrictive than the Funds' current diversification policy.

        In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Directors propose to amend the Funds' diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. While less restrictive than the limitations under Rule 2a-7, the restated policy complies with the Commission's general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation. Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification will be amended as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(B): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

           REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires a Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations in borrowing are designed to protect shareholders and their investments by restricting the Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

        Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

        "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse purchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse purchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements."

   SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

           The borrowing restrictions of the Funds permit borrowing only as a temporary extraordinary or emergency measure, and restrict the purchase of any new securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements, where permitted by the Funds' policies), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not presently intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(C): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

     THIS PROPOSAL PERTAINS TO GOVERNMENT CASH SERIES, MUNICIPAL CASH SERIES AND PRIME CASH SERIES ONLY.

        Under the 1940 Act, a Fund's policy concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate, and which state:

        GOVERNMENT CASH SERIES:

     "The Fund will not purchase or sell real estate, including limited partnership interests."

        PRIME CASH SERIES:

        "The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        MUNICIPAL CASH SERIES:

        "The Fund will not purchase or sell real estate, although it may invest in municipal securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        The proposed fundamental investment policy will not permit a Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policies of the Funds governing investments in real estate will state:

        "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(D): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN COMMODITIES

        Under the 1940 Act, a Fund's policy concerning investments in commodities must be fundamental. Each Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities, commodity contracts or commodities futures contracts. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. The Funds do not consider financial futures contracts to be commodities for purposes of the policy set forth below.

        Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for the Funds will state:

           "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

             PROPOSAL #3(E): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                 POLICIES REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, a Fund's policy relating to underwriting is required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

        "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

        Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

        "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

This does not constitute a substantive change in the Funds' fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(F): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                         REGARDING LENDING BY THE FUNDS

        Under the 1940 Act, each Fund's policy concerning lending must be fundamental. The Funds currently are subject to fundamental investment policies limiting their ability to make loans, which state:

        GOVERNMENT CASH SERIES:

        "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding money market instruments, including repurchase agreements and variable rate U.S. government securities permitted by its investment objective, policies, limitations or Articles of Incorporation."

        MUNICIPAL CASH SERIES:

        "The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations or Articles of Incorporation."

        PRIME CASH SERIES:

        "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective, policies, limitations, or Articles of Incorporation."

        TREASURY CASH SERIES:

        "The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements, permitted by its investment objective, policies, and limitations or Articles of Incorporation."

           In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental policies specifically permit such investments. In addition, the Funds' fundamental policies, in the case of Government Cash Series and Prime Cash Series, explicitly permit the Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

        Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds (other than Municipal Cash Series and Treasury Cash Series) currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets will state:

        "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(G): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

        Under the 1940 Act, a Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

        The Funds currently are subject to fundamental investment policies prohibiting them from concentrating their investments in a single industry. These policies provide:

        GOVERNMENT CASH SERIES AND TREASURY CASH SERIES:

     "The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities. The U.S. government is not considered to be an industry."

        MUNICIPAL CASH SERIES AND PRIME CASH SERIES:

     "The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry."

     Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration will provide:

           "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect."

        The Company's Board has also approved a related non-fundamental policy for each Fund, which will be adopted if the new fundamental policy is approved by shareholders, and which provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(H): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

        The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that each Fund's existing fundamental policy be replaced with a non-fundamental restriction. Each Fund's current policy provides:

     "The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions."

        The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, each Fund would become subject to the following non-fundamental policy:

        "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(I): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

        The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Company believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policies proposed to be eliminated, which state:

        GOVERNMENT CASH SERIES, MUNICIPAL CASH SERIES AND TREASURY CASH SERIES:

        "The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets of the Fund at the time of the borrowing."

        PRIME CASH SERIES:

        "The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge."

        The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Although the Funds are eliminating the 10% limitation on pledging assets, the Funds intend, as a matter of operating policy, to engage in these transactions in the same manner as presently.

        Upon the approval of the elimination of the existing fundamental policy on pledging assets, each Fund would become subject to the following non-fundamental policy:

        "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(J): TO MAKE NON-FUNDAMENTAL A FUND'S FUNDAMENTAL INVESTMENT

                  POLICY ON INVESTING IN RESTRICTED SECURITIES

THIS PROPOSAL PERTAINS TO TREASURY CASH SERIES ONLY.

        Treasury Cash Series is presently subject to a fundamental investment policy that provides that:

     "The Fund will not purchase or sell securities which are restricted as to resale under federal securities law."

           There is no legal requirement that the Fund have a fundamental policy on this subject. Accordingly, the Board believes that it should be made non-fundamental for the Fund. While there is no present intention for Treasury Cash Series to invest in restricted securities, establishing the policy as non-fundamental would enable the Company to change this policy in the future without shareholder approval.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                       PROPOSAL #4: ELIMINATION OF THE FUNDS'

         FUNDAMENTAL INVESTMENT POLICIES ON SELLING SECURITIES SHORT

        The Board has determined that the Funds' current fundamental investment policy pertaining to selling securities short is unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including a policy prohibiting short sales of securities. As a consequence of those restrictions, each Fund adopted an investment policy related to selling securities short and agreed that the policies would be changed only upon the approval of shareholders. Since the prohibition is no longer required under current law, and in order to maximize the Funds' flexibility in this area, the management of the Company has recommended, and the Board has determined, that the policy should be removed. Notwithstanding the elimination of this fundamental restriction, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds' contemporaneously own or have the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Moreover, the Funds, as money market funds, are subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act that has the effect of precluding the Funds from selling securities short.

        This Proposal will be voted on separately by each Fund, and the approval of the change for each Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING" below).

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #5: TO APPROVE AMENDMENTS TO THE COMPANY'S

           ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS

     TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

        Mutual funds, such as the Company, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Company, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Incorporation in 1993, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Certain items in the Company's current Articles of Incorporation prohibit the Company from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the shareholders of the Company for their approval, certain amendments to the Company's Articles of Incorporation. If these amendments are approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Annual Meeting. The approval of the proposed amendments will require the affirmative vote of a majority of the aggregate number of shares entitled to be cast thereon.

            Shareholders are being asked to approve amendments to the Company's Amended and Restated Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Company, or a class or series of the Company, and then redeem all outstanding shares of any series or class of the Company. Currently, a vote of shareholders is required to liquidate the Company. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Company's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Restatement as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Company. If it is determined that it is no longer advisable to continue the Company, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate a class or series of the Company by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Company or any Fund.

        If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

        "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Company then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation, or any affected class or series thereof."

         In the event that the amendments to the Amended and Restated Articles of Incorporation to allow the Directors to liquidate the Company as set forth above are not approved by the shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Restatement, and the Directors will consider what action, if any, should be taken.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                          INFORMATION ABOUT THE COMPANY

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING

        The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Funds are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors, the ratification of the selection of the Auditors and the amendments to the Articles of Incorporation.

     Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Annual Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of each Fund of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

        For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE DIRECTORS

Officers and Directors of the Company own less than 1% of the Company's outstanding shares.

   At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Funds:

GOVERNMENT CASH SERIES: Bank of America, NT & SA, Los Angeles, CA, acting on behalf of various underlying customer accounts, owned approximately 68,891,266.5000 shares (12.09%); Kirpet & Co., Omaha, NE, owned approximately 59,230,643.1700 shares (10.40%); and Scott & Stringfellow Inc., Richmond, VA, on behalf of various underlying customer accounts, owned approximately 41,082,403.1900 shares (7.2%).

MUNICIPAL CASH SERIES: City Securities Corporation, Indianapolis, IN, acting on behalf of various underlying customer accounts, owned approximately 33,499,557.2500 shares (7.48%); BHC Securities Inc., Philadelphia, PA, acting on behalf of various underlying customer accounts, owned approximately 28,708,662.3600 shares (6.41%); FISERV Correspondent Services, Inc., Denver, CO, acting on behalf of various underlying customer accounts, owned 27,132,904.6600 shares (6.06%); and Cust & Co., Los Angeles, CA, acting on behalf of various underlying customer accounts, owned approximately 27,094,765.3700 shares (6.05%).

PRIME CASH SERIES: BHC Securities Inc., Philadelphia, PA, acting on behalf of various underlying customer accounts, owned approximately 488,073,105.2200 shares (10.38%); and Primevest Financial Services, St. Cloud, MN, acting on behalf of various underlying customer accounts, owned approximately 470,966,278.7400 shares (10.02%).

TREASURY CASH SERIES: Compass Investment Services Corp., Melville, NY, acting on behalf of various underlying customer accounts, owned approximately 162,345,985.6200 shares (16.35%); Scott & Stringfellow Inc., Richmond, VA, acting on behalf of various underlying customer accounts, owned approximately 152,213,804.9000 shares (15.30%); and BHC Securities, Inc, Philadelphia, PA, on behalf of various underlying customer accounts, owned approximately 127,429,739.3800 shares (12.83%).

DIRECTOR COMPENSATION


NAME, POSITION                       AGGREGATE          TOTAL COMPENSATION PAID FROM FUND COMPLEX+
WITH COMPANY                       COMPENSATION

                                  FROM COMPANY1#

------------------------------- ----------------------- ---------------------------------------------
John F. Donahue*@                       $0                 $0 for the Company and 56 other
Chairman and Director                                      investment companies in the Fund Complex

J. Christopher Donahue*                 $0                 $0 for the Company and 18 other
Executive Vice President and                               investment companies in the Fund Complex

Director

Thomas G. Bigley                    $4,320.95              $113,860.22 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

John T. Conroy, Jr.                 $4,753.74              $125,264.48 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

Nicholas P. Constantakis            $2,202.70              $47,958.02 for the Company and 56 other
Director                                                   investment companies in the Fund Complex

William J. Copeland                 $4,753.74              $125,264.48 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

James E. Dowd                       $4,753.74              $125,264.48 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

Lawrence D. Ellis, M.D.*            $4,320.95              $113,860.22 for the Company and 56
Director                                                   other investment companies in the Fund
                                                           Complex

Edward L. Flaherty, Jr.@            $4,753.74              $125,264.48 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

Peter E. Madden                     $4,320.95              $113,860.22 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

John E. Murray, Jr.                 $4,320.95              $113,860.22 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

Wesley W. Posvar                    $4,320.95              $113,860.22 for the Company and 56
Director                                                   other investment companies in the Fund

                                                           Complex

Marjorie P. Smuts                   $4,320.95              $113,860.22 for the Company and 56
Director                                                   other investment companies in the Fund
                                                           Complex

1 Information is furnished for the fiscal year ended May 31, 1998.

     # The aggregate compensation is provided for the Company which is comprised of four portfolios. Messrs. Cunningham, Mansfield and Walsh became Directors of the Company on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

+ The information is provided for the last calendar year.

     * This Director is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

        During the fiscal year ended May 31, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Company. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

        The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Company has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Company's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the Company's system of internal accounting controls.

        Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Company. During the fiscal year ended May 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE COMPANY

        The executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Company and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

        Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of
J.   Christopher   Donahue,   Executive  Vice  President  and  Director  of  the
Company.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director

   President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

   Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company; Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

        Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, FederatedInvestment Management Company, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated

Services Company; Director, Federated Securities Corp.

   Richard J. Thomas
Federated Investors Tower

Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

     Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

William D. Dawson, III
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

   Chief Investment Officer of the Company and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company; Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services, Vice President, Federated Investors, Inc.

        None of the Officers of the Company received salaries from the Company during the fiscal year ended May 31, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Cash Trust Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

April 29, 1999

                             CASH TRUST SERIES, INC.

                             GOVERNMENT CASH SERIES

                              MUNICIPAL CASH SERIES

                                PRIME CASH SERIES

                              TREASURY CASH SERIES

INVESTMENT ADVISER

   FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip   .......
      ---------
Cusip   .......
      ---------
Cusip   .......
      ---------
Cusip   .......
      ---------
Cusip   .......
      ---------
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Government Cash Series (the "Fund"), a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan
M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE
               COMPANY'S INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3.....TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON SELLING
               SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                YOUR VOTE IS IMPORTANT
                                                Please complete, sign
                                                and return this card
                                                as soon as possible.

                                                Dated

                                                Signature

                                                Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Municipal Cash Series (the "Fund"), a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan
M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE
               COMPANY'S INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(G) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON SELLING
               SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                             YOUR VOTE IS IMPORTANT
                                             Please complete, sign
                                             and return this card
                                             as soon as possible.

                                             Dated

                                             Signature

                                             Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Cash Series (the "Fund"), a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE
               COMPANY'S INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


         3(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(G) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


         3(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON SELLING
               SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT
                                                   Please complete, sign
                                                   and return this card
                                                   as soon as possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Treasury Cash Series (the "Fund"), a portfolio of Cash Trust Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan
M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE
               COMPANY'S INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(G) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(I) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN RESTRICTED SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON SELLING
               SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                             YOUR VOTE IS IMPORTANT
                                             Please complete, sign
                                             and return this card
                                             as soon as possible.

                                             Dated

                                             Signature

                                             Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.